                                                                       EXHIBIT 6

                           Cox Interactive Media, Inc.
                        Executive Officers and Directors


Name                         Business Address                   Principal Occupation           Employed
----                         ----------------                   --------------------           --------

Preston B. Barnett           Vice President                     Vice President and             Cox Enterprises, Inc.
                             Cox Interactive Media, Inc.        General Tax counsel            6205 Peachtree Dunwoody Road
                             530 Means Street                                                  Atlanta, GA 30328
                             Atlanta, GA 30318

Tom Bates                    Vice President of Product and      Vice President of              Cox Interactive Media, Inc.
                             Marketing                          Product and Marketing          530 Means Street
                             Cox Interactive Media, Inc.                                       Atlanta, GA 30318
                             530 Means Street
                             Atlanta, GA 30318

Joseph Gallo                 Vice President and Chief           Vice President and             Cox Interactive Media, Inc.
                             Technical Officer                  Chief Technical Officer        530 Means Street
                             Cox Interactive Media, Inc.                                       Atlanta, GA 30318
                             530 Means Street
                             Atlanta, GA 30318

Richard J. Jacobson          Treasurer                          Vice President &               Cox Enterprises, Inc.
                             Cox Interactive Media, Inc.        Treasurer                      6205 Peachtree Dunwoody Road
                             530 Means Street                                                  Atlanta, GA 30328
                             Atlanta, GA 30318

Rodney T. Mayers             Vice President of Business         Vice President of              Cox Interactive Media, Inc.
                             Development                        Business Development           530 Means Street
                             Cox Interactive Media, Inc.                                       Atlanta, GA 30318
                             530 Means Street
                             Atlanta, GA 30318

Andrew A. Merdek*            Secretary                          Vice President,                Cox Enterprises, Inc.
                             Cox Interactive Media, Inc.        Legal Affairs and              6205 Peachtree Dunwoody
                             530 Means Street                   Secretary                      Road
                             Atlanta, GA 30318                                                 Atlanta, GA 30328

Steven D. Rosenboro          Vice President & General           Assistant General              Cox Enterprises, Inc.
                             Counsel                             Counsel                       6205 Peachtree Dunwoody
                             Cox Interactive Media, Inc.        Technology and                 Road
                             530 Means Street                   Transactions                   Atlanta, GA 30328
                             Atlanta, GA 30318

R. Scott Whiteside           Vice President and Chief           Director of Business           Cox Enterprises, Inc.
                             Operating Officer                  Development                    6205 Peachtree Dunwoody
                             Cox Interactive Media, Inc.                                       Road
                             530 Means Street                                                  Atlanta, GA 30328


*   Director of the Corporation

                              CIM Investments, Inc.
                        Executive Officers and Directors

Name                         Business Address                   Principal Occupation           Employed
----                         ----------------                   --------------------           --------
Preston B. Barnett           Vice President                     Vice President and             Cox Enterprises, Inc.
                             CIM Investments, Inc.              General Tax counsel            6205 Peachtree Dunwoody
                             3773 Howard Hughes Parkway                                        Road
                             Las Vegas, NV 89109                                               Atlanta, GA 30328

David B. Hills               Vice President, Sales              Vice President, Sales          Cox Interactive Media, Inc.
                             CIM Investments, Inc.                                             530 Means Street
                             3773 Howard Hughes Parkway                                        Atlanta, GA 30318
                             Las Vegas, NV 89109

Richard J. Jacobson*         Treasurer                          Vice President &               Cox Enterprises, Inc.
                             CIM Investments, Inc.              Treasurer                      6205 Peachtree Dunwoody
                             3773 Howard Hughes Parkway                                        Road
                             Las Vegas, NV 89109                                               Atlanta, GA 30328

Richard F. Klumpp*           Assistant Secretary                Manager, Financial             Nevada Corporate
                             CIM Investments, Inc.              Services                       Management, Inc.
                             3773 Howard Hughes Parkway                                        3773 Howard Hughes Pky.
                             Las Vegas, NV 89109                                               Las Vegas, NV 89109

Andrew A. Merdek             Secretary                          Vice President, Legal          Cox Enterprises, Inc.
                             CIM Investments, Inc.              Affairs, & Secretary           6205 Peachtree Dunwoody
                             3773 Howard Hughes Parkway                                        Road
                             Las Vegas, NV 89109                                               Atlanta, GA 30328

Gary R. Mills                Vice President                     Vice President of              Cox Interactive Media, Inc.
                             CIM Investments, Inc.              Business Alliances             530 Means Street
                             3773 Howard Hughes Parkway                                        Atlanta, GA 30318
                             Las Vegas, NV 89109

R. Scott Whiteside           Vice President and                 Director of                    Cox Enterprises, Inc.
                             Chief Financial Officer            Business Development           6205 Peachtree Dunwoody
                             CIM Investments, Inc.                                             Road
                             3773 Howard Hughes Parkway                                        Atlanta, GA 30328
                             Las Vegas, NV 89109


*   Director of the Corporation

                              Cox Enterprises, Inc.
                        Executive Officers and Directors


Name                         Business Address                   Principal Occupation           Employed
----                         ----------------                   --------------------           --------
James C. Kennedy*            Cox Enterprises, Inc.              Chairman of the Board          Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       and Chief Exec. Officer        6205 Peachtree Dunwoody Road
                             Atlanta, GA 30319                  .                              Atlanta, GA 30319

David E. Easterly*           Cox Enterprises, Inc.              Vice Chairman                  Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road                                      6205 Peachtree Dunwoody Road
                             Atlanta, GA 30319                                                 Atlanta, GA 30319

G. Dennis Berry              Cox Enterprises, Inc.              President and Chief            Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       Operating Officer              6205 Peachtree Dunwoody Road
                             Atlanta, GA 30319                                                 Atlanta, GA 30319

Robert C. O'Leary*           Cox Enterprises, Inc.              Exec. Vice President           Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       and Chief Financial            6205 Peachtree Dunwoody Road
                             Atlanta, GA 30319                  Officer                        Atlanta, GA 30319


Timothy M. Hughes            Cox Enterprises, Inc.              Senior Vice President          Cox Enterprises, Inc
                             6205 Peachtree Dunwoody Road       Administration                 6205 Peachtree Dunwoody Road
                             Atlanta, GA 30319                                                 Atlanta, GA 30319

Alexander V. Netchvolodoff   Cox Enterprises, Inc.              Senior Vice President          Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       Public Policy                  6205 Peachtree Dunwoody Road
                             Atlanta, GA 30319                                                 Atlanta, GA 30319

Barbara C. Anthony*          Cox Enterprises, Inc.              Vice President                 Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road                                      6205 Peachtree Dunwoody Road
                             Atlanta, GA 30319                                                 Atlanta, GA 30319

Preston B. Barnett           Cox Enterprises, Inc.              Vice President and             Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       General Tax Counsel            6205 Peachtree Dunwoody Road
                             Atlanta, GA 30319                                                 Atlanta, GA 30319

Anne C. Chambers*            Cox Enterprises, Inc.              Vice President                 Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road                                      6205 Peachtree Dunwoody Road
                             Atlanta, GA 30319                                                 Atlanta, GA 30319

Marybeth H. Leamer           Cox Enterprises, Inc.              Vice President, Human          Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       Resources                      6205 Peachtree Dunwoody Road
                             Atlanta, GA 30319                                                 Atlanta, GA 30319

Richard J. Jacobson          Cox Enterprises, Inc.              Vice President &               Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       Treasurer                      6205 Peachtree Dunwoody Road
                             Atlanta, GA 30319                                                 Atlanta, GA 30319

Michael J. Mannheimer        Cox Enterprises, Inc.              Vice President,                Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       Materials Management           6205 Peachtree Dunwoody Road
                             Atlanta., GA                                                      Atlanta, GA 30319


*   Director of the Corporation

                              Cox Enterprises, Inc.
                        Executive Officers and Directors



Name                         Business Address                   Principal Occupation           Employed
----                         ----------------                   --------------------           --------
Andrew A. Merdek             Cox Enterprises, Inc.              Vice President, Legal          Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       Affairs & Secretary            6205 Peachtree Dunwoody Road
                             Atlanta, GA 30319                                                 Atlanta, GA 30319

John C. Mellott              Cox Enterprises, Inc.              Vice President, Business       Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       Development                    6205 Peachtree Dunwoody Road
                             Atlanta, GA 30319                                                 Atlanta, GA 30319

Gregory B. Morrison          Cox Enterprises, Inc.              Vice President                 Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       & Chief Information            6205 Peachtree Dunwoody Road
                             Atlanta, GA 30319                  Officer                        Atlanta, GA 30319

John C. Williams             Cox Enterprises, Inc.              Vice President                 Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       Marketing &                    6205 Peachtree Dunwoody Road
                             Atlanta, GA 30319                  Communications                 Atlanta, GA 30319

Thomas B. Whitfield          Cox Enterprises, Inc.              Vice President,                Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       Direct Marketing               6205 Peachtree Dunwoody Road
                             Atlanta, GA  30319                                                Atlanta, GA 30319

Alexandra M. Wilson          Cox Enterprises, Inc.              Vice President, Public         Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       Policy                         6205 Peachtree Dunwoody Road
                             Atlanta, GA  30319                                                Atlanta, GA  30319

Maria L. Friedman            Cox Enterprises, Inc.              Assistant Vice                 Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road       President, Tax                 6205 Peachtree Dunwoody Road
                             Atlanta, GA  30319                                                Atlanta, GA  30319

Arthur M. Blank*             AMB Group, LLC                     Chairman, President            AMB Group, LLC
                             3290 Northside Parkway             & Chief Executive              3290 Northside Parkway
                             Atlanta, GA  30327                 Officer                        Atlanta, GA 30327

Richard L. Braunstein*       Dow, Lohnes &                      Member                         Dow, Lohnes &
                             Albertson, PLLC                                                   Albertson, PLLC
                             1200 New Hampshire Ave                                            1200 New Hampshire Ave.
                             Washington, DC 20036                                              Washington, DC 20036

Thomas O. Cordy*             3770 Village Drive                 Director-                      The Maxxis Group, Inc.
                             Atlanta, GA  30331                 Retired President and
                                                                Chief Executive Officer

Carl R. Gross*               5895 Winterhur Ridge               Director                       Retired Vice President
                             Atlanta, GA 30328                                                 and Chief Administrative
                                                                                               Officer

Ben F. Love*                 Cox Enterprises, Inc.              Director                       Chase Bank of Texas
                             6205 Peachtree Dunwoody Road                                      600 Travis Street
                             Atlanta, GA  30319                                                Houston, TX 77002

Paul J. Rizzo*               Cox Enterprises, Inc.              Director-                      Franklin Street Partners
                             6205 Peachtree Dunwoody Road       Retired Vice Chairman,         6330 Quadrangle Drive
                             Atlanta, GA  30319                 IBM Corporation                Chapel Hill, NC  27514


*   Director of the Corporation

Name                         Business Address                   Principal Occupation           Employed
----                         ----------------                   --------------------           --------

Shauna J. Sullivan           Cox Enterprises, Inc.              Assistant Secretary            Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road                                      6205 Peachtree Dunwoody Road
                             Atlanta, GA  30319                                                Atlanta, GA  30319


Carol L. Larner              Cox Enterprises, Inc.              Assistant Treasurer            Cox Enterprises, Inc.
                             6205 Peachtree Dunwoody Road                                      6205 Peachtree Dunwoody Road
                             Atlanta, GA  30319                                                Atlanta, GA  30319


*   Director of the Corporation